[LOGO: M F S(SM)]                                      Semiannual Report
 INVESTMENT MANAGEMENT                                 February 28, 1997


--------------------------------------------------------------------------------

MFS(R) CASH RESERVES FUND

--------------------------------------------------------------------------------




              [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Portfolio Concentration .................................................... 3
Fund Facts ................................................................. 3
Portfolio of Investments ................................................... 4
Financial Statements ....................................................... 5
Notes to Financial Statements ..............................................12
The MFS Family of Funds(R) .................................................16
Trustees and Officers ......................................................17

    HIGHLIGHTS

    o DURING THE PAST SIX MONTHS, THE FEDERAL RESERVE BOARD DID NOT ADJUST MONETARY POLICY BECAUSE ECONOMIC GROWTH HAS BEEN MODERATE, WITH FEW SIGNS OF INFLATIONARY PRESSURES. THE FEDERAL FUNDS' RATE HAS REMAINED AT 5.25%, AND YIELDS ON 90-DAY COMMERCIAL PAPER HAVE STAYED RELATIVELY UNCHANGED.

    o AS A RESULT, THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED FEBRUARY 28, 1997 WAS 4.55%, VERSUS 4.71% ON AUGUST 31, 1996; FOR CLASS B SHARES, 3.52% VERSUS 3.60%; AND FOR CLASS C SHARES, 3.51% VERSUS 3.70%.

    o WE ARE CONCERNED ABOUT THE POSSIBILITY OF INFLATIONARY PRESSURES IN THE NEXT FEW MONTHS AND BELIEVE, THEREFORE, THAT SHORT-TERM INTEREST RATES WILL REMAIN FLAT, WITH AN UPWARD BIAS.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Board Chairman Alan Greenspan late in 1996 and earlier this year created some uncertainty over the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
--------------------
A. Keith Brodkin
Chairman and President

March 11, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]

Dear Shareholders:
Since August 31, 1996, short-term interest rates have remained stable. As a result, the annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended February 28, 1997 was 4.55%, versus 4.71% at the beginning of the period. The annualized compounded yield on an investment in Class B shares was 3.52% versus 3.60%. Class C shares, which are new to this Fund, had an annualized compounded yield of 3.51% versus 3.70%.

  During the past six months, the Federal Reserve Board did not adjust its monetary policy because economic growth has been moderate, with few signs of inflationary pressures. The federal funds' rate (the interest rate charged by banks to other banks in need of overnight loans) has remained at 5.25% for the entire period. As a result, yields on 90-day commercial paper stayed relatively unchanged. We are concerned about the possibility of inflationary pressures in the next few months and believe, therefore, that short-term interest rates will remain flat, with an upward bias.

  The Fund's average maturity has been neutral over the past six months, at 40 days as of February 28, 1997 versus 41 days on August 31, 1996. We are shorter than the IBC Donoghue money market fund index's average maturity of 60 days in an effort to take advantage of the higher yields should the economy begin to accelerate.

  The portfolio continues to include only the highest-quality corporate, bank, and government securities in an effort to provide investors with security against credit risk. On February 28, 1997, approximately 34% of the Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government because of the very narrow yield spreads between government agency obligations and commercial paper. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky
------------------------
Geoffrey L. Kurinsky
Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS(R) CASH RESERVE FUND SINCE 1992.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1997

[graphic omitted: pie chart]
U.S. Government & Agency Obligations    48.6%
Commercial Paper                        33.5%
Repurchase Agreements                   16.0%
Other                                    1.9%

For a more complete breakdown, refer to the Portfolio of Investments.

  FUND FACTS

  STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A
                           LEVEL OF CURRENT INCOME AS IS CONSIDERED CONSISTENT
                           WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY.
                           INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR
                           GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO
                           ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A
                           STABLE NET ASSET VALUE.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  SIZE:                    $250 MILLION NET ASSETS AS OF FEBRUARY 28, 1997

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

Commercial Paper - 33.5%
------------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                           (000 Omitted)             Value
------------------------------------------------------------------------------------------------
  Associates Corp. of North America, due 4/25/97                       $ 6,500      $  6,447,567
  BankAmerica Corp., due 4/28/97                                         5,600         5,552,363
  Bankers Trust New York Corp., due 5/13/97                              5,000         4,946,568
  Carolina Power & Light Co., due 3/19/97                                3,500         3,490,725
  General Electric Co., due 4/07/97                                      7,000         6,961,797
  General Motors Acceptance Corp., due 5/05/97                           6,000         5,942,150
  Heinz (H.J.) Co., due 3/27/97                                          5,000         4,980,933
  Kimberly Clark Corp., due 3/31/97                                      5,000         4,978,250
  Knight-Ridder, Inc., due 4/09/97                                       4,500         4,474,504
  Merrill Lynch & Co., Inc., due 3/07/97 - 5/29/97                      10,000         9,942,229
  Motorola, Inc., due 4/08/97                                            4,800         4,773,501
  Nationsbank Corp., due 3/20/97                                         8,400         8,376,459
  Pacific Gas & Electric Co., due 3/28/97                                4,000         3,984,250
  Southern New England Telecomm, due 4/21/97                             5,000         4,962,812
  Transamerica Co., due 3/12/97                                          4,000         3,993,547
------------------------------------------------------------------------------------------------
Total Commercial Paper                                                              $ 83,807,655
------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 48.6%
------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 3/24/97 - 5/23/97                      $16,450      $ 16,310,307
  Federal Home Loan Bank, due 5/29/97                                    6,400         6,317,171
  Federal Home Loan Mortgage Corp., due 3/13/97 - 5/12/97               35,375        35,142,812
  Federal National Mortgage Assn., due 3/10/97 - 6/10/97                43,000        42,617,293
  Student Loan Marketing Assn., due 3/17/97 - 3/25/97                   14,600        14,555,353
  Tennessee Valley Authority Assn., due 3/11/97                          6,490         6,480,355
------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                                        $121,423,291
------------------------------------------------------------------------------------------------

Repurchase Agreement - 16.0%
------------------------------------------------------------------------------------------------
  Investments in repurchase agreements with Goldman Sachs, in a joint trading account ($40,000,000 par), dated 2/28/97, due
    3/03/97, total to be received by the Fund, $40,017,833,
    collateralized by various U.S. Treasury and federal agency obligations (with $382,556,000 par and valued at
    $374,253,871), at Cost                                             $40,000      $ 40,000,000
------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                                $245,230,946

Other Assets, Less Liabilities - 1.9%                                                  4,771,668
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $250,002,614
------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
February 28, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                         $205,230,946
  Repurchase agreements, at cost and value                           40,000,000
                                                                   ------------
      Total investments, at cost and value                         $245,230,946
  Cash                                                                  183,120
  Receivable for Fund shares sold                                    10,498,463
  Interest receivable                                                     5,945
  Other assets                                                            1,841
                                                                   ------------
      Total assets                                                 $255,920,315
                                                                   ------------

Liabilities:
  Distributions payable                                            $     53,431
  Payable for Fund shares reacquired                                  5,781,633
  Payable to affiliates -
    Management fee                                                        2,897
    Shareholder servicing agent fee                                         860
    Distribution fee                                                      4,138
  Accrued expenses and other liabilities                                 74,742
                                                                   ------------
      Total liabilities                                            $  5,917,701
                                                                   ------------
Net assets (represented by paid-in capital)                        $250,002,614
                                                                   ============
Shares of beneficial interest outstanding                           250,002,614
                                                                   ============

Class A shares:
  Net asset value, redemption price and offering price per share
    (net assets of $36,237,507 / 36,237,507 shares of beneficial
    interest outstanding)                                             $1.00
                                                                      =====

Class B shares:
  Net asset value and offering price per share (net assets of
    $200,697,303 / 200,697,303 shares of beneficial interest
    outstanding)                                                      $1.00
                                                                      =====

Class C shares:
  Net asset value and offering price per share (net assets of
    $13,067,804 / 13,067,804 shares of beneficial interest
    outstanding)                                                      $1.00
                                                                      =====

A contingent deferred sales charge may be imposed on redemptions of Class B and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended February 28, 1997
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $6,519,846
                                                                     ----------

  Expenses -
    Management fee                                                   $  669,294
    Trustees' compensation                                               31,184
    Shareholder servicing agent fee (Class A)                            15,339
    Shareholder servicing agent fee (Class B)                           162,312
    Shareholder servicing agent fee (Class C)                             3,845
    Shareholder servicing agent fee                                      44,632
    Distribution and service fee (Class B)                            1,005,561
    Distribution and service fee (Class C)                               41,748
    Postage                                                              62,406
    Custodian fees                                                       53,329
    Printing                                                             31,318
    Auditing fees                                                         7,455
    Legal fees                                                            1,544
    Miscellaneous                                                       143,343
                                                                     ----------
      Total expenses                                                 $2,273,310
    Reduction of expenses by investment adviser                        (122,350)
    Fees paid indirectly                                                (10,470)
                                                                     ----------
      Net expenses                                                   $2,140,490
                                                                     ----------
        Net investment income                                        $4,379,356
                                                                     ==========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                          Six Months Ended
                                                         February 28, 1997            Year Ended
                                                               (Unaudited)       August 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   4,379,356        $    7,957,386
                                                             -------------        --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $    (683,615)       $     (952,277)
  From net investment income (Class B)                          (3,546,434)           (6,950,327)
  From net investment income (Class C)                            (149,307)              (54,782)
                                                             -------------        --------------
      Total distributions declared to shareholders           $  (4,379,356)       $   (7,957,386)
                                                             -------------        --------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                          $1,030,663,531        $1,510,970,601
  Net asset value of shares issued to shareholders
    in reinvestment of distributons                              3,408,121             6,339,137
  Cost of shares reacquired                                 (1,079,775,678)       (1,398,974,685)
                                                             -------------        --------------
      Total increase (decrease) in net assets               $  (45,704,026)       $  118,335,053
Net assets:
  At beginning of period                                       295,706,640           177,371,587
                                                             -------------        --------------
  At end of period                                          $  250,002,614        $  295,706,640
                                                            ==============        ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                        Six Months                                         Nine
                                             Ended                                       Months              Year
                                      February 28,    Year Ended August 31,               Ended             Ended
                                              1997    --------------------------     August 31,      November 30,
                                       (Unaudited)           1996           1995           1994              1993*
-----------------------------------------------------------------------------------------------------------------
                                           Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                            $ 1.00         $ 1.00         $ 1.00         $ 1.00            $ 1.00
                                            ------         ------         ------         ------            ------
Net investment income(S)                    $ 0.02         $ 0.04         $ 0.05         $ 0.02            $ 0.01
Less distributions declared to share-
 holders from net investment income          (0.02)         (0.04)         (0.05)         (0.02)            (0.01)
                                            ------         ------         ------         ------            ------
Net asset value - end of period             $ 1.00         $ 1.00         $ 1.00         $ 1.00            $ 1.00
                                            ======         ======         ======         ======            ======
Total return                                 2.27%++        4.75%          4.91%          2.89%+            2.28%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 0.93%+         0.84%          0.90%          0.86%+            0.92%+
  Net investment income                      4.46%+         4.62%          4.94%          3.11%+            2.26%+
Net assets at end of period (000 omitted)  $36,238        $37,872        $10,852         $2,156               $49

  *For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
  +Annualized.
 ++Not annualized.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                   $ 0.02         $ 0.04         $ 0.05         $ 0.02            $ 0.01
    Ratios (to average net assets):
      Expenses##                             1.03%+         0.94%          1.00%          0.96%+            1.02%+
      Net investment income                  3.65%+         4.52%          4.84%          3.01%+            2.16%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                   Six Months                                         Nine
                                        Ended                                       Months    Year Ended
                                 February 28,    Year Ended August 31,               Ended    November 30,
                                         1997    --------------------------     August 31,    --------------------------
                                  (Unaudited)           1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
                                      Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                       ------         ------         ------         ------         ------         ------
Net investment income(S)               $ 0.02         $ 0.04         $ 0.04         $ 0.01         $ 0.01         $ 0.02
Less distributions declared
 to shareholders from net
 investment income                      (0.02)         (0.04)         (0.04)         (0.01)         (0.01)         (0.02)
                                       ------         ------         ------         ------         ------         ------
Net asset value - end of period        $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                       ======         ======         ======         ======         ======         ======
Total return                            1.74%++        3.64%          3.81%          1.79%+         1.16%          1.79%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.96%+         1.92%          1.93%          1.94%+         2.00%          2.22%
  Net investment income                 3.44%+         3.58%          3.69%          1.88%+         1.19%          1.83%
Net assets at end of period
 (000 omitted)                       $200,697       $251,192       $166,519       $213,635       $155,274       $125,439

  +Annualized.
 ++Not annualized.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.02         $ 0.04         $ 0.04         $ 0.01         $ 0.01         $ 0.02
    Ratios (to average net assets):
      Expenses##                        2.06%+         2.02%          2.03%          2.04%+         2.10%          2.32%
      Net investment income             2.63%+         3.48%          3.59%          1.78%+         1.09%          1.73%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
Year Ended November 30,                          1991           1990           1989           1988         1987**
-----------------------------------------------------------------------------------------------------------------
                                              Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                               ------         ------         ------         ------         ------
Net investment income(S)                       $ 0.04         $ 0.06         $ 0.07         $ 0.06         $ 0.04
Less distributions declared to shareholders
 from net investment income                     (0.04)         (0.06)         (0.07)         (0.06)         (0.04)
                                               ------         ------         ------         ------         ------
Net asset value - end of period                $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                               ======         ======         ======         ======         ======
Total return                                    4.56%          6.12%          7.34%          5.85%          4.42%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                      2.04%          2.23%          2.24%          2.06%          2.06%+
  Net investment income                         4.53%          6.06%          7.10%          5.59%          5.59%+
Net assets at end of period (000 omitted)    $161,040       $203,314       $146,885       $139,518        $83,845

 **For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  +Annualized.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                      $ 0.04         $ --           $ --           $ --           $ --
    Ratios (to average net assets):
      Expenses                                  2.13%           --             --             --             --
      Net investment income                     4.44%           --             --             --             --

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                     February 28, 1997                    Year Ended
                                                           (Unaudited)            August 31, 1996***
----------------------------------------------------------------------------------------------------------
                                                               Class C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $ 1.00                        $ 1.00
                                                                ------                        ------
Net investment income(S)                                        $ 0.02                        $ 0.01
Less distributions declared to shareholders from
 net investment income                                           (0.02)                        (0.01)
                                                                ------                        ------
Net asset value - end of period                                 $ 1.00                        $ 1.00
                                                                ======                        ======
Total return                                                     1.77%++                       3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.95%+                        1.79%+
  Net investment income                                          3.52%+                        3.60%+
Net assets at end of period (000 omitted)                      $13,068                        $6,642

***For the period from the commencement of offering of Class C shares, April 1, 1996 to August 31, 1996.
  +Annualized.
 ++Not annualized.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                       $ 0.02                        $ 0.01
    Ratios (to average net assets):
      Expenses##                                                 2.05%+                        1.89%+
      Net investment income                                      2.71%+                        3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,260 for the six months ended February 28, 1997.

Distributor - The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% of the per annum service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,091 and $6 for Class B and Class C shares, respectively, for the six months ended February 28, 1997. Fees incurred under the distribution plan during the six months ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1997 were $0, $524,574 and $9,727 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $6,977,224,536 and $7,028,917,342, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares at net asset value of $1.00 per share were as follows:

Class A Shares
                                         Six Months Ended
                                        February 28, 1997           Year Ended
                                               (Unaudited)     August 31, 1996
------------------------------------------------------------------------------
Shares sold                                   197,922,083          245,119,340
Shares issued to shareholders in
 reinvestment of distributions                    546,765              783,890
Shares reacquired                            (200,103,519)        (218,883,250)
                                              -----------        -------------
  Net increase (decrease)                      (1,634,671)          27,019,980
                                              ===========        =============

Class B Shares
                                         Six Months Ended
                                        February 28, 1997           Year Ended
                                               (Unaudited)     August 31, 1996
------------------------------------------------------------------------------
Shares sold                                   779,882,094        1,241,524,357
Shares issued to shareholders in
 reinvestment of distributions                  2,736,881            5,508,091
Shares reacquired                            (833,114,112)      (1,162,359,397)
                                              -----------        -------------
  Net increase (decrease)                     (50,495,137)          84,673,051
                                              ===========        =============

Class C Shares
                                         Six Months Ended
                                        February 28, 1997           Year Ended
                                               (Unaudited)     August 31, 1996*
------------------------------------------------------------------------------
Shares sold                                    52,859,354           24,326,904
Shares issued to shareholders in
 reinvestment of distributions                    124,475               47,156
Shares reacquired                             (46,558,047)         (17,732,038)
                                              -----------        -------------
  Net increase                                  6,425,782            6,642,022
                                              ===========        =============

*For the period from the commencement of offering of Class C shares, April 1, 1996 to August 31, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1997 was $1,343.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CASH RESERVE FUND

TRUSTEES                                               ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor; Former          CUSTODIAN
Chairman and Director (until 1991),                    State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 INVESTOR INFORMATION
Cambridge Trust Company
                                                       For MFS stock and bond market outlooks, call
Marshall N. Cohan - Private Investor                   toll free: 1-800-637-4458 anytime from a
                                                       touch-tone telephone.
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 For information on MFS mutual funds, call
Professor of Surgery, Harvard Medical School           your financial adviser or, for an information
                                                       kit, call toll free: 1-800-637-2929 any
The Hon. Sir J. David Gibbons, KBE - Chief             business day from 9 a.m. to 5 p.m. Eastern
Executive Officer, Edmund Gibbons Ltd.;                time (or leave a message anytime).
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;                    INVESTOR SERVICE
Director, Rockefeller Financial Services, Inc.         MFS Service Center, Inc.
(investment advisers)                                  P.O. Box 2281
                                                       Boston, MA 02107-9906
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.                    For general information, call toll free:
(corporate financial consultants); President,          1-800-225-2606 any business day from
Benchmark Consulting Group, Inc. (office               8 a.m. to 8 p.m. Eastern time.
services); Trustee, Landmark Funds (mutual
funds)                                                 For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business
Arnold D. Scott* - Senior Executive Vice               day from 9 a.m. to 5 p.m. Eastern time. (To
President, Director and Secretary,                     use this service, your phone must be equipped
Massachusetts Financial Services Company               with a Telecommunications Device for the
                                                       Deaf.)
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company               For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
J. Dale Sherratt - President, Insight                  (1-800-637-8255) anytime from a touch-tone
Resources, Inc. (acquisition planning                  telephone.
specialists)
                                                       WORLD WIDE WEB
Ward Smith - Former Chairman (until 1994),             www.mfs.com
NACCO Industries; Director, Sundstrand
Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company               --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                                   [DALBAR       For the third year in a row,
                                                         LOGO]         MFS earned a #1 ranking in
DISTRIBUTOR                                            TOP RATED      the DALBAR, Inc. Broker/Dealer
MFS Fund Distributors, Inc.                             SERVICE      Survey, Main Office Operations
500 Boylston Street                                                 Service Quality Category. The
Boston, MA 02116-3741                                  firm achieved a 3.48 overall score on a
                                                       scale of 1 to 4 in the 1996 survey. A total
PORTFOLIO MANAGER                                      of 110 firms responded, offering input on the
Geoffrey L. Kurinsky*                                  quality of service they received from 29
                                                       mutual fund companies nationwide. The survey
TREASURER                                              contained questions about service quality in
W. Thomas London*                                      15 categories, including "knowledge of phone
                                                       service contacts," "accuracy of transaction
ASSISTANT TREASURER                                    processing," and "overall ease of doing
James O. Yost*                                         business with the firm."

SECRETARY
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                                 -------------
MFS(R) CASH                    [DALBAR LOGO: #1                  BULK RATE
RESERVE FUND                    TOP RATED SERVICE]               U.S. POSTAGE
                                                                 PAID
                                                                 PERMIT #55638
                                                                 BOSTON, MA
                                                                 -------------


500 Boylston Street
Boston, MA 02116-3741


[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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